SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series DCC-1)
             (Exact name of registrant as specified in its charter)


            Delaware                      333-88166-07                        13-3891329
(State or other jurisdiction of         (Commission File          (I.R.S Employer Identification No.)
         incorporation)                      Number)


       World Financial Center
          New York, New York                                   10281
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Item 1. Changes in Control of Registrant

          Not Applicable.

Item 2. Acquisition or Disposition of Assets

          Not Applicable.

Item 3. Bankruptcy or Receivership

          Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

          Not Applicable.

Item 5. Other Events

          On August 7, 2003, PPLUS Trust Series DCC-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,000,000 Class B Trust Certificates.

          In connection therewith, the Depositor entered into a PPLUS Trust Certificates Series DCC-1 Supplement, dated as of August 7, 2003, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6. Resignation of Registrant's Directors

          Not Applicable.

Item 7. Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not Applicable.

          (b)  Pro forma financial information.

               Not Applicable.

          (c)  Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                             Description
-----------                                             -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated August 4, 2003.

4.2 PPLUS Trust Certificates Series DCC-1 Series Supplement, dated as of August 7, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S

          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH DEPOSITOR, INC.


Date: August 7, 2003                         By:  /s/ Barry N. Finkelstein
                                                 ------------------------------
                                                     Name:  Barry N. Finkelstein
                                                     Title: President

                                INDEX TO EXHIBITS


Exhibit No.                                             Description
-----------                                             -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated August 4, 2003.

4.2 Series Supplement for PPLUS Trust Certificates Series DCC-1, dated as of August 7, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.